                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               SL INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

(5)  Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

     ___________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

     ___________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

(3)  Filing Party:

     ___________________________________________________________________________

(4)  Date Filed:

     ___________________________________________________________________________

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 16, 2007

                                   ----------

To The Holders of Our Common Stock:

     We invite you to attend our annual shareholders' meeting on May 16, 2007 at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York at 2:00 P.M., Eastern Time. At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

     1. To elect seven (7) directors until the next annual meeting in 2008 or until their successors have been elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as our independent accountants for fiscal 2007; and

     3.   Any other matters that properly come before the meeting.

     This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

     Only record holders of SL Industries, Inc. common stock at the close of business on April 2, 2007 will be entitled to vote on the foregoing matters at the annual meeting. Even if you only own a few shares of common stock, we want your shares to be represented at the annual meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

     We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                        Sincerely yours,


                                        ----------------------------------------
                                        DAVID R. NUZZO
                                        Secretary

Mt. Laurel, New Jersey
April 16, 2007

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 727-1500

                                 PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of SL Industries, Inc., a New Jersey corporation (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on May 16, 2007, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2006 (the "2006 Annual Report") are being mailed to shareholders on or about April 16, 2007. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

MEETING OF SHAREHOLDERS

     The Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York, on May 16, 2007, at 2:00 P.M., Eastern Time.

RECORD DATE AND VOTING

     The Board of Directors has fixed the close of business on April 2, 2007, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting. Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the Record Date, there were 5,636,971 shares of the Company's common stock, $.20 par value per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

     The purposes of the Meeting are to vote upon (i) the election of seven (7) directors until the next annual meeting in 2008, or until their successors have been elected and qualified; (ii) the ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2007; and
(iii) such other business as may properly come before the Meeting.

QUORUM AND REQUIRED VOTE

     Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement and any other proposals that may properly come before the Meeting. Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the Meeting. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

     The director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of the Board. For the other proposal to be approved, the favorable vote of a majority of shares present and entitled to vote thereon is required. Abstentions count for quorum purposes and will have the same effect as a vote against the other proposal.

PROXIES

     The Board requests your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct. You may vote for all, some or none of the director nominees. You may also vote for or against the other proposal or abstain from voting.

     On the matters coming before the Meeting as to which a choice has been specified by a shareholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the nominees for director listed in this Proxy Statement and
(ii) FOR the ratification of Grant Thornton LLP as the Company's independent auditors, all as referred to in Items 1 and 2, respectively, in the Notice of Annual Meeting of Shareholders and as described in this Proxy Statement.

     The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting of Shareholders.

     A shareholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

     Only holders of Common Stock, their proxy holders, and the Company's invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you could bring an account statement showing that you beneficially owned shares of the Common Stock as of April 2, 2007 as acceptable proof of ownership.

COSTS OF SOLICITATION

     The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation. The Company has retained Innisfree M&A, Inc. to assist the Company in the solicitation of proxies for a fee of $6,500, plus expenses.

                          ITEM 1: ELECTION OF DIRECTORS

     The Company has one class of directors, each serving a one-year term. Directors elected at the Meeting will serve until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

     Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted independence standards for directors that conform to the standards required by the American Stock Exchange ("AMEX") for listed companies. Based on the Company's director independence standards, the Board has affirmatively determined that each of the nominees, other than Messrs. Lichtenstein, Kassan and Henderson, is independent, including each of the non-management directors, consisting of Messrs. Baumgardner, Schwarz, Gray and Risher.

                                                                  Director
Name                         Age   All Offices with the Company     Since
--------------------------   ---   ----------------------------   --------
Warren G. Lichtenstein(1)     41   Chairman of the Board            2002

Glen M. Kassan(1)             63   Vice Chairman                    2002

J. Dwane Baumgardner(2)(4)    66   Director                         1990

James R. Henderson            49   Director                         2002

Mark E. Schwarz(1) (3)(4)     46   Director                         2002

Avrum Gray(2)(3)(4)           71   Director                         2002

James A. Risher(2)(3)         64   Director                         2003

(1)  Member of Executive Committee.

(2)  Member of Audit Committee.

(3)  Member of Compensation Committee.

(4)  Member of Nominating and Corporate Governance Committee.

BUSINESS BACKGROUND

     The following is a summary of the business background and experience of each of the persons named above:

WARREN G. LICHTENSTEIN was elected Chairman of the Board on January 24, 2002. From February 4, 2002 until August 10, 2005, Mr. Lichtenstein served as Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as a director of the Company from 1993 to 1997. Mr. Lichtenstein has been the Chairman of the Board, Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P. ("Steel"), a private investment partnership, since January 1, 1996 and the President, Chief Executive Officer and a director of Steel Partners, Ltd. ("SPL"), a management and advisory company that provides management services to Steel and its affiliates, since June 1999. He is also a co-founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access Fund I LP, a private equity partnership investing in China. Mr. Lichtenstein has been a director (currently Chairman of the Board) of United Industrial Corporation ("UIC"), a company principally focused on the design, production and support of defense systems and a manufacturer of combustion equipment for biomass and refuse fuels, since May 2001. Mr. Lichtenstein was a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006. He has served as Chairman of the Board of WHX Corporation ("WHX"), a holding company, since July 2005. Mr. Lichtenstein served as a director of WebFinancial Corporation ("WebFinancial"), a consumer and commercial lender, from 1996 to June 2005, as Chairman and Chief Executive Officer from December 1997 to June 2005 and as President from December 1997 through December 2003. Mr. Lichtenstein has been a director of KT&G Corporation, South Korea's largest tobacco company, since March, 2006.

GLEN M. KASSAN was elected as a director on January 24, 2002 and as Vice Chairman of the Board on August 10, 2005. From February 4, 2002 until August 10, 2005, Mr. Kassan served as President of the Company. He has been an Operating Partner of SPL since August 1999 and an Operating Partner of its predecessor from October 1999 to May 2001. Mr. Kassan has served as Vice President and Secretary of WebFinancial since June 2000 and as Chief Financial Officer from June 2000 through 2007. Mr. Kassan has served as a director of WHX since July 2005 and as its Vice Chairman of the Board, Chief Executive Officer and Secretary since October 2005. Mr. Kassan is also currently a director of UIC.

J. DWANE BAUMGARDNER has been a director since 1991. From January 2003 to May 2004, Mr. Baumgardner served as Vice Chairman and President of Magna Donnelly Corporation, an automotive supplier of exterior and interior mirror, lighting and engineered glass systems. Prior to January 2003, he had been the Chief Executive Officer and President of Magna Donnelly Corporation since October 2002. Magna Donnelly Corporation is a wholly owned subsidiary of Magna International Inc. that was established in October 2002 by the merger of Donnelly Corporation and Magna Mirror Systems. Prior to October 2002, Mr. Baumgardner had been the Chairman and Chief Executive Officer of Donnelly Corporation, an automotive supplier, since 1986. Mr. Baumgardner is currently a director of Wescast Industries, Inc., a global automotive supplier, and of Landscape Forms, Inc., a designer and manufacturer of outdoor commercial furnishings. He is also a member of the Board of Advisors for the Strive Group, an integrated merchandising supply chain company to large consumer product companies. He also serves as the President of the Scanlon Foundation.

JAMES R. HENDERSON was elected as a director on January 24, 2002. Mr. Henderson has served as a Vice President of SPL since March 2002 and as a Vice President of its predecessor from August 1999 through March 2002. He has also served as President of Gateway Industries, Inc., a provider of database development and Web site design and development services, since December 2001. Mr. Henderson served as a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operator procedures on military weapons, from December 1999 to September 2003 and as acting Chief Executive Officer from July 2002 to March 2003. He has served as a director of BNS Co., a holding company, since June 2004. Mr. Henderson has served as a director and Chief Executive Officer of WebFinancial since June 2005, as President and Chief Operating Officer since November 2003, and was the Vice President of Operations of WebFinancial from September 2000 through December 2003. He has served as a director of WebBank, the operating subsidiary of WebFinancial, since March 2002, as Chairman since 2004, and as acting Chief Executive Officer of WebBank from November 2004 to May 2005. He has also served as a director of Del Global Technologies Corp., a designer and manufacturer of medical imaging and diagnostic systems, since November 2003 and as chairman since May 2005. Mr. Henderson has served as a director of Angelica Corporation since September 2006. From January 2001 to August 2001, Mr. Henderson served as President of MDM Technologies, Inc., a direct mail and marketing company that was principally controlled by the Company's Chairman. From 1996 to July 1999, Mr. Henderson was employed in various positions with Aydin Corporation ("Aydin"), a defense electronics manufacturer, which included a tenure as President and Chief Operating Officer from October 1998 to June 1999. Prior to his employment with Aydin, Mr. Henderson was employed as an executive with UNISYS Corporation, an e-business solutions provider.

MARK E. SCHWARZ was elected as a director on January 24, 2002. He is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1992 that is the general partner of Newcastle Partners, L.P., a private investment firm. Mr. Schwarz has served as Chairman of the Board of Hallmark Financial Services, Inc., a property and casualty insurance company, since October 2001 and as its Chief Executive Officer since January 2003. He currently serves as Chairman of the Board of Bell Industries, Inc., a computer systems integrator, Pizza Inn, Inc., a franchisor and food and supply distributor, and New Century Equity Holdings Corp., an asset management company. Mr. Schwarz is a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer and WebFinancial.

AVRUM GRAY was elected as a director on May 23, 2002. Mr. Gray is the Chairman of G-Bar Limited Partnership, one of the nation's largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, and has held this position since 1981. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former Chief Executive Officer of a privately held manufacturer of components and devices for the automotive aftermarket. Mr. Gray is also a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer; Lynch Corporation, a holding company with subsidiaries engaged in manufacturing and distributing frequency control devices and glass forming and other equipment; and Material Sciences Corporation, a materials solution provider. Additionally, Mr. Gray has been Chairman of the Board of Spertus College, as well as a board member of the Illinois Institute of Technology, the Stuart School, and a number of philanthropic organizations, including the Jewish Federation of Chicago.

JAMES A. RISHER was elected as a director on May 29, 2003. Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. Since August 2006, Mr. Risher has served as the Chief Executive Officer of Del Global Technologies Corp. From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc. ("BlueStar"), a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets. BlueStar filed CCAA (a petition for reorganization under Canadian bankruptcy laws) in August 2001, and a plan of reorganization was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. ("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998.

DIRECTOR COMPENSATION

     Director compensation is more fully described below in the "Director Compensation Table" located in the "Executive Compensation" portion of this Proxy Statement.

BOARD COMMITTEES AND MEETINGS

     The Board met on two occasions during the year ended December 31, 2006 and acted by written consent on three occasions. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and
(ii) the total number of meetings held by all committees of the Board on which he served. There are four committees of the Board: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

     Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders. Three directors attended the 2006 Annual Meeting of Shareholders.

EXECUTIVE COMMITTEE

     The Executive Committee has and may exercise all the authority of the Board, except that the Executive Committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board, which by its terms is amendable or repealable only by the Board. The members of the Executive Committee are Warren G. Lichtenstein, Glen M. Kassan and Mark E. Schwarz. The Executive Committee did not meet during the fiscal year ended December 31, 2006.

AUDIT COMMITTEE

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The adequacy of the charter has been reviewed and assessed by the Audit Committee on an annual basis. The members of the Audit Committee are Avrum Gray, James A. Risher and J. Dwane Baumgardner. The Company certifies that it has and will continue to have an Audit Committee of at least three members, each of whom meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. In addition, the Board has determined that Avrum Gray, the Chairman of the Audit Committee and a non-management director, is an audit committee financial expert serving on the Audit Committee. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee annually selects independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews and monitors the Company's internal accounting procedures. A report from the Audit Committee is also included in this Proxy Statement. See Audit Committee Report. The Audit Committee met on five occasions during the fiscal year ended December 31, 2006 and acted by written consent on one occasion.

COMPENSATION COMMITTEE

     The Compensation Committee reviews compensation arrangements and personnel matters. The Compensation Committee has adopted a written charter. The members of the Compensation Committee are James A. Risher, Mark E. Schwarz and Avrum Gray. Each member of the Compensation Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. The Compensation Committee met on two occasions during the fiscal year ended December 31, 2006 and acted by written consent on one occasion.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices and compensation for directors. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The members of the Nominating and Corporate Governance Committee are Mark E. Schwarz, Avrum Gray and J. Dwane Baumgardner. Each member of the Nominating and Corporate Governance Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2006 and acted by written consent on one occasion.

     The Nominating and Corporate Governance Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and identifies potential candidates to serve as directors, to the extent there are vacancies on the Board. The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company's By-laws, and applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The Nominating and Corporate Governance Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.

     In considering Board candidates, members of the Nominating and Corporate Governance Committee take into consideration all factors that it deems appropriate, including, but not limited to, the individual's character, education, experience, knowledge and skills. The Nominating and Corporate Governance Committee will also consider the extent of the individual's experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders. In addition to reviewing a candidate's background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company's businesses. It is the policy of the Board that at all times at least a majority of its members meet the standards of independence promulgated by the AMEX and the SEC. Additionally, the Nominating and Corporate Governance Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

     Shareholders wishing to bring a nomination for a director candidate prior to a shareholders meeting must give written notice to David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054, either by personal delivery or by United States mail, postage prepaid. The shareholder's notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary date on which notice of the prior year's annual meeting was first mailed to shareholders. The shareholder's written notice to the Secretary shall set forth
(i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such shareholder, as they appear on the Company's books; and of such beneficial owner, (a) the class and number of shares of the Common Stock that are owned beneficially and of record by such shareholder and such beneficial owner; and (b) a representation that the shareholder is a holder of record of shares of the Common Stock and intends to appear in person or by proxy at the meeting to propose such business.

     The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need, and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

     Except as set forth above, the Nominating and Corporate Governance Committee does not have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).

CODE OF CONDUCT AND ETHICS

     The Company has adopted a code of conduct and ethics (the "Code") that applies to all of its directors, officers and employees. The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company,
(iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code. The Code has been filed as an exhibit to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 and is available on the Company's website at www.slindustries.com. The Code may also be requested in print, without charge, by writing to: David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054. Amendments to the Code and any grant of a waiver from a provision of the Code requiring disclosure under applicable SEC rules will be disclosed on the Company's website at www.slindustries.com.

PROCEDURES FOR CONTACTING DIRECTORS

     The Company has adopted a procedure by which shareholders may send communications, as defined within Item 7(h) of Schedule 14A under the Exchange Act, to one or more directors by writing to such director(s) or to the whole Board, care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and the AMEX. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended December 31, 2006, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JAMES C. TAYLOR has served as Chief Executive Officer and President of the Company since August 10, 2005. Mr. Taylor previously served as Executive Vice President and Chief Operating Officer of the Company since January 2004, as President of the Company's Power Electronics Group since August 2002, and as President of the Company's subsidiary, Teal Electronics Corp., since January 2000. From September 1997 to December 1999, Mr. Taylor was President of Transicoil, a division of Horizon Aerospace, LLC, a privately held company specializing in military, aerospace, and medical motors.

DAVID R. NUZZO has served as Vice President and Chief Financial Officer and Secretary since December 1997. Mr. Nuzzo has served as Treasurer since January 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock, as of April 2, 2007 (except as otherwise noted), by: (i) each person or entity (including such person's or entity's address) who is known by the Company to own beneficially more than five percent of the Common Stock; (ii) each of the Company's directors and nominees for director who beneficially owns shares of Common Stock; (iii) each Named Executive Officer (as defined under the Executive Compensation section of this Proxy Statement) who beneficially owns shares of Common Stock; and (iv) all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company. Unless otherwise indicated, the address for all of the executive officers, directors and shareholders named below is c/o SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054.

                                Number of Shares
Name of Beneficial Owner      Beneficially Owned(1)   Percentage Owned(2)
------------------------      ---------------------   -------------------
The Gabelli Funds                  1,281,033(3)              22.7%
One Corporate Center
Rye, NY 10580-1435

Steel Partners II, L.P.            1,608,550(4)              28.5%
590 Madison Avenue
32nd Floor
New York, NY 10022

Warren G. Lichtenstein             1,618,849(4)(5)          28.72%

Glen M. Kassan                             0(4)                  *

Mark E. Schwarz                      243,473(6)               4.3%

J. Dwane Baumgardner                  95,995(7)               1.7%

David R. Nuzzo                        72,402(8)               1.3%

James C. Taylor                       61,312(9)               1.1%

Avrum Gray                            39,578(10)                 *

James R. Henderson                    20,824(4)                  *

James A. Risher                            0                     *

All Directors and Executive
Officers as a Group                2,152,433(11)             38.2%

*    Less than one percent (1%)

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares. Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

(2)  Based upon 5,636,971 shares outstanding as of April 2, 2007.

(3) Based upon a Schedule 13D/A Amendment No. 27 filed on March 2, 2007 with the SEC by GGCP, Inc., formerly known as Gabelli Group Capital Partners, Inc. ("GGCP"), GAMCO Investors, Inc. formerly known as Gabelli Asset Management Inc. ("GBL"), Gabelli Funds, LLC ("Gabelli Funds"), GAMCO Asset Management, Inc. formerly known as GAMCO Investors, Inc. ("GAMCO"), Gabelli Advisers, Inc. ("Gabelli Advisers"), Gabelli Securities, Inc. ("GSI"), Gabelli & Company, Inc. ("Gabelli & Company"), MJG Associates, Inc. ("MJG Associates"), Gabelli Foundation, Inc. ("Foundation"), Mario J. Gabelli, and Lynch Interactive Corporation ("Interactive") (collectively, the "Reporting Persons"), in addition to other information. GGCP makes investments for its own account and is the parent company of GBL. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including
     (i) GAMCO, a wholly-owned subsidiary of GBL, an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisor's Act"), which provides discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others; (ii) GSI, a majority-owned subsidiary of GBL, which is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies and as a part of its business may purchase or sell securities for its own account; (iii) Gabelli Funds, a wholly-owned subsidiary of GBL, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which presently provides discretionary managed account services for various registered investment companies; and (iv) Gabelli Advisors, a subsidiary of GBL, which is an investment advisor providing discretionary advisory services to The Gabelli Westwood Mighty Mites Fund.

     Gabelli & Company, a wholly-owned subsidiary of GSI, is a broker-dealer registered under the Exchange Act, which as a part of its business regularly purchases and sells securities for its own account. MJG Associates provides advisory services to private investment partnerships and offshore funds, and Mario J. Gabelli is its sole stockholder, director and employee. The Foundation is a private foundation in which Mario J. Gabelli is President, a Trustee and the Investment Manager of the Foundation. Interactive is a holding company with operating subsidiaries engaged primarily in the rural telephone industry. Interactive actively pursues new business ventures and acquisitions. Interactive makes investments in marketable securities to preserve capital and maintain liquidity for financing its business activities and acquisitions and is not engaged in the business of investing, reinvesting, or trading in securities. Mario J. Gabelli is a director and a substantial shareholder of Interactive. Mario J. Gabelli is also the majority stockholder and Chief Executive Officer of GGCP and Chairman and Chief Executive Officer of GBL, and the Chief Investment Officer for each of the Reporting Persons. GGCP is the majority shareholder of GBL. GBL, in turn, is the sole stockholder of GAMCO. GBL is also the majority stockholder of GSI and the largest shareholder of Gabelli Advisers. Gabelli & Company is a wholly-owned subsidiary of GSI.

     Includes the following shares deemed to be owned beneficially by the following affiliates: 1,058,633 shares held by GAMCO; 104,300 shares held by MJG Associates; 95,000 shares held by Gabelli Funds; 13,600 shares held by Gabelli Advisors; 2,000 shares held by Foundation and 7,500 shares held by GSI. The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Exchange Act. Mario J. Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons. GSI is deemed to have beneficial ownership of the securities owned beneficially by Gabelli & Company. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than Mario J. Gabelli and the Foundation.

     GGCP, GBL, GAMCO, and Gabelli & Company are New York corporations and GSI and Gabelli Advisers are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580. MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501. Interactive is a Delaware corporation having its principal place of business at 401 Theodore Fremd Avenue, Rye, New York 10580.

(4) Based upon a Schedule 13D/A Amendment No. 16 filed jointly on November 16, 2006 with the SEC by Steel, Mr. Lichtenstein, Mr. Kassan and Mr. Henderson, in addition to other information. As the general partner of Steel, Partners LLC may be deemed to beneficially own the 1,608,550 shares owned by Steel. In such filing Mr. Kassan reports that he beneficially owns no shares of Common Stock and Mr. Henderson reports that he beneficially owns the right to acquire 20,824 shares at any time upon exercise of stock options.

(5) Includes the 1,608,550 shares, which by virtue of his position as Chairman of the Board, Chief Executive Officer and Secretary of Steel, Mr. Lichtenstein has the power to vote and dispose.

(6) Includes 217,350 shares that Mr. Schwarz has the power to vote and dispose, by virtue of his position as Managing Member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. Also includes 26,123 shares that Mr. Schwarz has the right to acquire at any time upon exercise of stock options.

(7) Includes 34,920 shares owned by Mr. Baumgardner and 61,075 shares that Mr. Baumgardner has the right to acquire at any time upon exercise of stock options.

(8) Includes 4,500 shares owned by Mr. Nuzzo, 5,902 shares beneficially owned by Mr. Nuzzo as a participant in the Company sponsored 401(k) plan, and 62,000 shares that Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.

(9) Includes 12,300 shares owned directly by Mr. Taylor, 100 shares owned indirectly by Mr. Taylor through a family member, 1,912 shares beneficially owned by Mr. Taylor as a participant in the Company sponsored 401(k) plan, and 47,000 shares that Mr. Taylor has the right to acquire at any time upon exercise of stock options.

(10) Includes 3,500 shares held by Mr. Gray's Individual Retirement Account, 13,400 shares held by 1993 GF Limited Partnership, in which the general partner is a corporation owned solely by Mr. Gray, and 6,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general partner. Also includes 2,500 shares held by JYG Limited Partnership, in which Mr. Gray's spouse is a general partner, and 13,378 shares that Mr. Gray has the right to acquire at any time upon exercise of stock options. Except for the shares held in his Individual Retirement Account and by JYG Limited Partnership, Mr. Gray disclaims beneficial ownership of these shares.

(11) Includes 240,489 shares that directors and executive officers have the right to acquire, at any time, upon the exercise of nonqualified and incentive stock options granted by the Company.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

     This compensation discussion and analysis describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers who served during the fiscal year ended December 31, 2006. This compensation discussion primarily focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent that it enhances the understanding of our executive compensation disclosure. The Compensation Committee currently oversees the design and administration of our executive compensation program.

     Our current executive compensation program includes the following principal components: (i) base salary, (ii) cash bonus incentive provided through a short-term incentive plan, ("STIP"), and a long-term incentive plan ("LTIP"), and (iii) perquisites and other compensation. In addition, certain of our named executive officers still have unexercised options to purchase shares of common stock that were granted under our 1991 Long Term Incentive Plan, which plan terminated pursuant to its terms in 2001, although options granted under the plan remain outstanding pursuant to their terms. These outstanding options are detailed below in the "Outstanding Equity Awards at Fiscal Year- End Table."

EXECUTIVE COMPENSATION OBJECTIVES

     The Company's compensation philosophy aims to balance short-term performance of executives with the achievement of long-range strategic goals resulting in continuously improving shareholder value and to engender and preserve a sense of fairness and equity among employees, shareholders, and customers. In keeping with that philosophy, the objective of our executive compensation program is to:

     - link a significant portion of annual compensation directly to operating performance;

     - promote achievement of the Company's long-term strategic goals and objectives;

     - align the interest of Company employees with long-term shareholder interest; and

     - attract, retain, and motivate executives critical to the Company's long-term success.

     To achieve these objectives, our compensation programs have been designed to create a correlation between the financial success of the executive and the shareholders by providing compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. Our compensation program provides both long and short-term incentives that we believe align the interests of executives and shareholders and reward executives for value delivered to shareholders and for building value within the Company.

DETERMINATION OF COMPENSATION AWARDS

     The Compensation Committee has the primary authority to oversee general compensation policies for the Company's employees and is charged with reviewing and approving compensation packages annually for our named executive officers. In performing this function, the Compensation Committee reviews (a) executive compensation surveys and compensation levels of executive officers of companies in competing businesses and in the Company's geographic markets and (b) the recommendations of Mr. Taylor, our Chief Executive Officer and President. From time to time we engage independent compensation consultants and others regarding compensation matters.

     No specific weight or relative importance was assigned to the various qualitative factors and compensation information considered by the Compensation Committee. Accordingly, the Company's compensation policies and practices may be deemed subjective, within an overall published framework based on both the financial and non-financial factors.

TIMING OF COMPENSATION

     Compensation, including salary base adjustments, incentive plan eligibility, incentive plan goal specifications and incentive plan payments, for our named executive officers are reviewed annually, usually in the first quarter.

ELEMENTS OF COMPENSATION

     The principal elements of our executive compensation are:

          -    base salary;

          -    performance-based incentives;

                    i.   short-term incentives

                    ii.  long-term incentives

          -    perquisites and other compensation.

BASE SALARIES

     Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. When establishing base salaries for 2006, the Compensation Committee considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, the base salary of the individual at his/her prior employment and the number of well qualified candidates to assume the individual's role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies. Base salary levels of executive officers are reviewed annually by the Compensation Committee.

PERFORMANCE-BASED INCENTIVES

     2006 Bonus Plan

     The 2006 Bonus Plan (the "2006 Plan") provides incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company's executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. Participants in the 2006 Plan who are named executive officers of the Company include James C. Taylor,

President and Chief Executive Officer of the Company, and David R. Nuzzo, the Vice President and Chief Financial Officer of the Company.

     Our Compensation Committee has established two components for the 2006 Plan. The first component is a short-term incentive plan and the second component is a long-term incentive plan. The structure of the 2006 Plan is designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer-term growth goals.

          a.   2006 Short-Term Incentive Plan Awards

     The short-term incentive plan component of the 2006 Plan (the "2006 STIP") consists of two components. The first component is based on the achievement of return on invested capital ("ROIC") objectives and the second component is based on the achievement of pre-determined individual objectives. Based on the determination of the objectives under the two components, the maximum percentage of base salary that may be earned by a participant ranges from 20% to 45% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's targets. Bonuses earned under the 2006 STIP are paid in the first fiscal quarter of 2007. No bonuses are paid under the 2006 STIP if either component is below a predetermined threshold.

     For the fiscal year ended December 31, 2006, under the 2006 STIP, Mr. Taylor earned a bonus payment of $115,439 and Mr. Nuzzo earned a bonus payment of $43,619, which payments were made in March 2007.

          b.   2006 Long-Term Incentive Plan Awards

     The long-term incentive plan component of the 2006 Plan (the "2006 LTIP") is based on a combination of the achievement of certain sales targets and ROIC targets over the three-year period ending on December 31, 2008. Based on the determination of these objectives, the maximum percentage of base salary that may be earned by the participants range from 10% to 55% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's targets. Bonuses earned under the 2006 LTIP will be paid following the conclusion of the 2008 fiscal year. A bonus payout under the 2006 LTIP will not occur if either the ROIC or sales component is below 80% of the respective target. The 2006 LTIP is similar to, and runs concurrently, with the 2005 long term incentive plan (the "2005 LTIP"), which covers the three-year period ending on December 31, 2007, but with different targets.

     For the fiscal year ended December 31, 2006, the Company did not make any bonus payments to any of its executive officers under the 2006 LTIP or the 2005 LTIP.

     In addition, under prior year's incentive plans, the named executive officers are entitled to certain payments in the fiscal year ended December 31, 2006.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

     We provide the opportunity for Mr. Taylor to be protected under the severance and change in control provisions contained in a Change in Control Agreement dated as of May 1, 2001. We provide this protection in order to attract and retain an appropriate caliber of talent for his position. The severance and change in control provisions that apply for Mr. Taylor are summarized below in "Potential Payments upon Termination or Change-in-Control." We believe that our use of such severance and change in control protections are an essential element of our executive compensation and assist us in recruiting and retaining talented executives. No other named executive officers are protected by such provisions.

PERQUISITES AND OTHER COMPENSATION

     We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. For the last completed fiscal year, we provided the following personal benefits and perquisites to certain of our named executives officers: health insurance, life and disability insurance, 401(k) plan, and car expense reimbursement.

OTHER PAYMENTS

     Options

     In the past, the Compensation Committee has provided long term incentive compensation in the form of stock options, where appropriate, as compensation for its executive officers, including the named executive officers. These options were granted pursuant to our 1991 Long Term Incentive Plan, which plan expired in 2001 in accordance with its terms, although options granted under the plan remain outstanding pursuant to their terms. Each option granted under the 1991 Long Term Incentive Plan expires no later than ten (10) years from the date the option was granted. At the present time, the Company does not have any option plans in effect. The Company did not grant options to the named executive officers during the fiscal year ended December 31, 2006.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal year ended December 31, 2006: (i) individuals who served as, or acted in the capacity of, the Company's principal executive officer for the fiscal year ended December 31, 2006; (ii) individuals who served as, or acted in the capacity of, the Company's principal financial officer for the fiscal year ended December 31, 2006; (iii) the Company's three most highly compensated executive officers, other than the chief executive and chief financial officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2006 (of which there were none); and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended December 31, 2006 (of which there were none). We refer to these individuals collectively as our named executive officers.

                                                                     (G)
                                                                 NON-EQUITY          (I)
            (A)                         (C)          (E)       INCENTIVE PLAN     ALL OTHER      (J)
          NAME AND             (B)    SALARY    STOCK AWARDS    COMPENSATION    COMPENSATION     TOTAL
     PRINCIPAL POSITION       YEAR      ($)          ($)             ($)             ($)         ($)
---------------------------   ----   --------   ------------   --------------   ------------   --------
James C. Taylor               2006   $302,769    $10,765(1)      $115,439(2)    $62,251(3)(4)  $491,224
   Chief Executive Officer
   and President

David R. Nuzzo                2006   $201,846    $ 6,080(1)      $ 43,619(5)    $26,690(3)(6)  $278,235
   Vice President and Chief
   Financial Officer,
   Treasurer and Secretary

(1) This amount reflects the value of common stock contributed by the Company through the Company sponsored 401(k) plan. The value of the common stock contribution is the product of the number of shares contributed by the Company and the weighted average price of those shares.

(2) This amount excludes a bonus payment of $24,547, paid in March 2007 pursuant to the 2004 Bonus Plan, which amount was previously reported as part of Mr. Taylor's 2004 bonus.

(3) Includes the Company's profit sharing cash contributions and matching 401(k) cash contributions for each of Messrs. Taylor and Nuzzo to the Company sponsored 401(k) plan.

(4) Includes car expense reimbursement payments in the amount of $16,339 and premiums paid for group term life insurance for Mr. Taylor for 2006. Also included are the amounts by which two potential bonus payments under separate agreements, each detailed below in "Employment and Other Agreements," have increased during the fiscal year ended December 31, 2006, in the amount of $34,300.

(5) This amount excludes a bonus payment of $8,403, paid in March 2007 pursuant to the 2004 Bonus Plan, which amount was previously reported as part of Mr. Nuzzo's 2004 bonus.

(6) Includes car expense reimbursement payments in the amount of $15,078 and premiums paid for group term life insurance for Mr. Nuzzo for 2006.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

     The compensation paid to the named executive officers includes salary, non-equity incentive compensation and certain other compensation detailed above. The non-equity incentive compensation does not included any payments under the 2005 LTIP or 2006 LTIP because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.

     In 2006, salaries and bonuses accounted for approximately 85% of total compensation for our principal executive officer and approximately 88% for our other named executive officer.

GRANTS OF PLAN-BASED AWARDS

     We made no grants of plan-based awards to any of our named executive officers in 2006 other than the grant of shares of common stock contributed by the Company to the Company sponsored 401(k) plan in the respective amounts of
647.57 shares and 378.5 shares for Messrs Taylor and Nuzzo.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                    OPTION AWARDS
                  ------------------------------------------------
                            (B)                (E)          (F)
                    NUMBER OF SECURITIES     OPTION       OPTION
      (A)          UNDERLYING UNEXERCISED    EXERCISE   EXPIRATION
      NAME        OPTIONS (#) EXERCISABLE   PRICE ($)      DATE
---------------   -----------------------   ---------   ----------
James C. Taylor
                           25,000            $11.1250    1/10/2010
                            5,000            $12.0000     8/1/2010
                            7,000            $12.1750    5/18/2011
                           10,000            $ 5.7500    9/25/2011

David R. Nuzzo
                           25,000            $13.0625    12/1/2007
                            7,500            $11.1250    9/11/2008
                           12,500            $13.5000    9/24/2009
                            7,000            $12.1750    5/18/2011
                           10,000            $ 5.7500    9/25/2011

EMPLOYMENT AND OTHER AGREEMENTS

     None of our named executive officers are party to employment agreements.

     Pursuant to an agreement dated as of August 5, 2002 (the "Bonus Agreement"), Mr. Taylor will be paid a bonus (the "First Bonus") upon the first to occur of (i) the occurrence of a change in control; or (ii) the delivery of a notice by Mr. Taylor requesting the payment of the First Bonus, which may be in one or two parts. The First Bonus will be an amount equal to the product of (i) 100,000 and (ii) the amount by which the Common Stock price exceeds $5.45. Upon his termination of employment with the Company for any reason, Mr. Taylor will have no further right to receive the First Bonus.

     Assuming that payment of the First Bonus was to be calculated using the closing market price on the last day of trading in the fiscal year ended December 31, 2006, which was $16.25 per share of Common Stock, the First Bonus would equal $1,080,000. Between the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006, the value of the First Bonus increased by $20,000. This change in the value of the First Bonus is reflected in the "Other Compensation" column in the Summary Compensation Column.

     In addition, pursuant to a Long Term Bonus Agreement dated September 1, 2005 (the "Long Term Bonus Agreement"), Mr. Taylor will be paid a bonus (the "Second Bonus") upon the first to occur of (i) the occurrence of a change in control; or (ii) the delivery of a notice by Mr. Taylor requesting the payment of the Second Bonus. The Second Bonus will be an amount equal to the product of
(i) 50,000 and (ii) the amount by which the Common Stock price exceeds $15.02. The Second Bonus will vest as follows: 20% on each of September 1, 2005, 2006, 2007, 2008 and 2009.

     Upon his termination of employment with the Company for any reason, Mr. Taylor will be entitled to receive the Second Bonus upon delivery of a notice for a period of thirty (30) days following the date of termination, after which time he will have no further right to receive the Second Bonus.

     Assuming that payment of the Second Bonus was to be calculated using the closing market price on the last day of trading in the fiscal year ended December 31, 2006, which was $16.25 per share of Common Stock, the vested portion of the Second Bonus would equal $24,600. Between the effective date of the agreement in September 2005 and December 31, 2006, the value of the vested portion of the Second Bonus increased by $14,300. This change in the value of the Second Bonus is reflected in the "Other Compensation" column in the Summary Compensation Column.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

     James C. Taylor, the Company's Chief Executive Officer and President, is party to a change in control agreement dated as of May 1, 2001 (the "Change in Control Agreement") by and between him and the Company. Pursuant to the Change in Control Agreement, Mr. Taylor will receive a payment equal to two times his annual salary in the event he is terminated as Chief Executive Officer and President without cause or he terminates such employment for good reason within one year of a change in control of the Company or the execution of a definitive agreement contemplating a change in control of the Company.

     Please see the discussion of the Bonus Agreement and Long Term Bonus Agreement with Mr. Taylor detailed above.

DIRECTOR COMPENSATION

     The following table summarizes compensation that our directors earned during 2006 for services as members of our Board of Directors.

                               (B)
                          FEES EARNED OR     (H)
          (A)            PAID IN CASH(1)    TOTAL
         NAME                  ($)           ($)
         ----            ---------------   ------
Warren G. Lichtenstein
Chairman of the Board             (2)            (2)
Glen M. Kassan
Vice Chairman                     (2)            (2)
J. Dwane Baumgardner        25,750         25,750
James R. Henderson          22,000         22,000
Mark E. Schwarz             27,250         27,250
Avrum Gray                  33,500         33,500
James A. Risher             32,250         32,250

(1) Directors other than the Chairman and Vice Chairman receive the following fees:

     -    $5,000 quarterly retainer fee for each director;

     -    $1,250 quarterly retainer fee for the chairman of each committee;

     -    $1,000 for each Board meeting attended; and

     -    $750 for each committee meeting attended.

(2) Neither Mr. Lichtenstein nor Mr. Kassan receive direct compensation from the Company. Mr. Lichtenstein's services as Chairman of the Board and Mr. Kassan's Services as Vice Chairman were provided to the Company in accordance with the provisions of a management agreement with SPL. The fee paid to SPL by the Company was $475,000 in 2006. See "Certain Relationships and Related Transactions" presented below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Risher, Schwarz and Gray served on the Compensation Committee during the fiscal year ended December 31, 2006. None of the committee members have ever been officers or employees of the Company, or ever had any relationship requiring disclosure below under the caption "Certain Relationships and Related Transactions."

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

     Our restated bylaws and our restated articles of incorporation provide for indemnification of our directors and officers to the fullest extent permitted by Delaware law.

DIRECTORS' AND OFFICERS' INSURANCE

     We currently maintain a directors' and officers' liability insurance policy that provides our directors and officers with liability coverage relating to certain potential liabilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As a result of certain services being provided to the Company by SPL, a company controlled by the Chairman of the Board of the Company, Warren G. Lichtenstein, the Compensation Committee engaged an independent firm to provide a report and advice regarding the amount of management fees that should be payable to SPL. These fees are the only consideration for the services of the Chairman of the Board, Warren G. Lichtenstein, the Company's Vice Chairman, Glen
M. Kassan, and other assistance from SPL. The services provided include management and advisory services with respect to operations, strategic planning, finance and accounting, merger, sale and acquisition activities and other aspects of the businesses of the Company. In consideration for such services, the fee paid to SPL by the Company was $475,000 in 2006.

COMPENSATION COMMITTEE REPORT*

     We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in the Company's 2007 Shareholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended ("Proxy"). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in the Company's Proxy.

     Submitted by the Compensation Committee of the Board of Directors

          James A. Risher
          Mark E. Schwarz
          Avrum Gray

* This Compensation Committee Report is not deemed incorporated by reference by any general statement incorporating by reference this Proxy into any filing under the Securities Act of 1933, as Amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Acts.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee meets the criteria for being "independent" set forth under AMEX Rule P. 10,021, Sec. 121. During the fiscal year ended December 31, 2006, the Committee met five times and acted by written consent on one other occasion.

     In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the fiscal year ended December 31, 2006.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2006, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

                                        AUDIT COMMITTEE
                                        Avrum Gray
                                        J. Dwane Baumgardner
                                        James Risher

            ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Grant Thornton LLP to serve as the Company's independent auditors. Grant Thornton LLP has served as the Company's independent auditors since July 2002. While it is not required to do so, the Board is submitting to shareholders for ratification the selection of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2007. Such ratification of the selection of Grant Thornton LLP will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon and represented at the Meeting. The Board will reconsider its selection should the shareholder votes evidence disapproval.

Audit Fees

     The aggregate fees billed by Grant Thornton LLP for professional fees rendered in connection with the audit of the Company's annual financial statements and the reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, including services related thereto, were $591,390 for the year ended December 31, 2006 and $371,815 for the year ended December 31, 2005.

Audit-Related Fees

     The aggregate fees billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as "Audit Fees," including review of the Company's annual report on Form 10-K in connection with the acquisition of certain businesses, planning efforts related to the review of the Company's internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and consultations concerning financial accounting and reporting matters not classified as audit, were $62,683 for the year ended December 31, 2006, and $16,980 for the year ended December 31, 2005.

Tax Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning were $7,870 for the year ended December 31, 2006, and $25,364 for the year ended December 31, 2005. The services comprising the fees reported as "Tax Fees" included tax return preparation in various foreign jurisdictions, consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

All Other Fees

     There were no other fees billed by Grant Thornton LLP for products and services, other than those described for the years ended December 31, 2006 and December 31, 2005.

Pre-approval Policies and Procedures

     All audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by the Chairman of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

     All of the engagements and fees for the year ended December 31, 2006 were approved by the Audit Committee. Of the total number of hours expended on Grant Thornton LLP's engagement to audit the Company's financial statements for the year ended December 31, 2006, none of the hours were attributed to work performed by persons other than Grant Thornton LLP's full-time, permanent employees.

     The Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP's independence was not compromised.

     Representatives of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than December 18, 2007. Shareholders wishing to nominate directors or bring a proposal before the 2008 annual meeting of shareholders (but not include it in the Company's proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than the close of business on the 60th calendar day prior to the date of the 2008 annual meeting.

                                  OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

     The Company is concurrently sending all of its shareholders of record as of April 2, 2007 a copy of its Annual Report for the year ended December 31, 2006. Such report contains the Company's certified consolidated financial statements for the year ended December 31, 2006, including that of the Company's subsidiaries.

     Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

                                        By order of the Board of Directors,
                                        Warren G. Lichtenstein
                                        Chairman

Mt. Laurel, New Jersey
April 16, 2007

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND ANY AMENDMENTS THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER SHAREHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT. TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., 520 FELLOWSHIP ROAD, SUITE A-114, MT. LAUREL, NEW JERSEY 08054.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2

     1.   ELECTION OF DIRECTOR NOMINEES

          WARREN G. LICHTENSTEIN   MARK E. SCHWARZ
          GLEN M. KASSAN           AVRUM GRAY
          J. DWANE BAUMGARDNER     JAMES A. RISHER
          JAMES R. HENDERSON

          [ ] For the election as directors for the ensuing year of all nominees listed above (except as stricken above) (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEES, CHECK THE FORGOING BOX AND CLEARLY STRIKE OUT OR LINE THROUGH WITH DARK INK SUCH NOMINEE'S NAME IN THE LIST ABOVE.)

          [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

     2. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

                       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

     3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting and any adjournment of postponement thereof.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.


Signature:                              Date
           --------------------------        -----------------------------------


Signature:                              Date
           --------------------------        -----------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: ____________

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               SL INDUSTRIES, INC.

                     Proxy -- Annual Meeting of Shareholders

                                  May 16, 2007

          The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the "Company"), does hereby appoint Warren Lichtenstein and Glen Kassan, and each of them (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Stockholders of the Company to be held at Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 May 16, 2007, at 2:00 P.M., Eastern Time, or at any adjournment or postponements thereof.

          The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 16, 2007, and a copy of the Company's Annual Report for the year ended December 31, 2006.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        CONTINUED TO BE COMPLETED, SIGNED
                          AND DATED ON THE REVERSE SIDE